EXHIBIT 10.20


                              SONOMA COLLEGE, INC.


                             SUBSCRIPTION AGREEMENT


           SUBSCRIPTION AGREEMENT ("AGREEMENT") made as of this 13 day of July, 2005 between Sonoma College, Inc., a California corporation (the "COMPANY"), and the undersigned (the "SUBSCRIBER").

           WHEREAS, contemporaneously with this Agreement the Company and the Subscriber are entering into a revolving credit agreement (the "CREDIT
AGREEMENT") pursuant to which the Subscriber is providing the Company with a loan facility; and

           WHEREAS, the Company desires to issue shares of the Company's common stock, par value $0.0001 per share (the "Shares") to the Subscriber as additional consideration for entering into the Credit Agreement, on the terms and conditions hereinafter set forth.

           NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

           1. SUBSCRIPTION. Subject to the terms and conditions herein, the Company hereby agrees to issue to the Subscriber Three Hundred and Seventy Five Thousand (375,000) shares of the Company's fully-paid non-assessable restricted common stock.

           2. ACCEPTANCE OF SUBSCRIPTION. Subscriber acknowledges: (i) this Agreement shall not be deemed to have been accepted by the Company until the Company indicates its acceptance by returning to Subscriber a copy of this Agreement executed by the Company; and (ii) acceptance by the Company of this Agreement is conditioned upon the information and representations and warranties of Subscriber contained herein being complete, true and correct as of the date of Subscriber's execution and the date of Closing (as hereinafter defined).

           3. CLOSING. The closing of the issue of the Shares (the "CLOSING") shall be within seven (7) days of the date hereof. The date of the Closing hereunder shall be called the "CLOSING DATE". A stock certificate in the Subscriber's name and representing the number of Shares purchased by Subscriber pursuant hereto, which certificates shall bear the legend set forth in Section 4(v) hereof, shall be delivered to the Subscriber within thirty (30) business days following the Closing Date.

           4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF SUBSCRIBER. The Subscriber hereby acknowledges, represents and warrants to the Company, on the date hereof and on the Closing Date, as follows:

           a. The Subscriber understands that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the "ACT") by virtue of Section 4(2) of the Act and the provisions of Regulation D promulgated thereunder, and in accordance therewith and in furtherance thereof, the Subscriber represents and warrants and agrees as follows:

           b.  The  Subscriber   acknowledges   that  the  Subscriber,   or  the
Subscriber's attorney, accountant, or adviser(s), has/have had a reasonable opportunity to inspect all documents and records pertaining to this investment.

           c. The Subscriber and/or the Subscriber's adviser(s) has/have had a reasonable opportunity to ask questions and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Shares and all such questions have been answered to the full satisfaction of the Subscriber.

           d. In making a decision to invest in the Shares, the Subscriber has not relied on any information other than information contained in this Agreement.

           e. The Subscriber is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company.

           f. If the Subscriber is a natural person, the Subscriber has reached the age of majority in the jurisdiction in which the Subscriber resides; the Subscriber has adequate means of providing for the Subscriber's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment, and, at the present time, could afford a complete loss of such investment.

           g. The Subscriber has such knowledge and experience in financial, tax and business matters so as to enable the Subscriber to utilize the information made available to the Subscriber to evaluate the merits and risks of an investment in the Shares, and to make an informed investment decision with respect thereto.

           h. The Subscriber is not relying on the Company or any agent of the Company with respect to any legal, tax or economic advice related to an investment in the Shares.

           i. The Subscriber will not sell or otherwise transfer the Shares without registration under the Act and applicable state securities law, or pursuant to an exemption therefrom. The Shares have not been registered under the Act or under the securities laws of any state and the Company will be under no obligation to so register the Shares. The Subscriber represents that the Subscriber is purchasing the Shares for the Subscriber's own account, for investment and not with a view to resale or distribution except in compliance with the Act and applicable state securities laws. The Subscriber has no present intention to sell the Shares and the Subscriber has no present arrangement (whether or not legally binding) to sell the Shares to or through any person or entity; provided, however, that by making the representations herein, the Subscriber does not agree to hold the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with Federal and state securities law applicable to such disposition.



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

           j. The Subscriber recognizes that investment in the Shares involves substantial risks, including the risk of loss of the entire amount of such investment, and has taken full cognizance of and understands all of the risks related to the purchase of the Shares.

           k. The Subscriber's overall commitment to investments that are not readily marketable is reasonable in relation to the Subscriber's net worth.

           l. The Subscriber is an "ACCREDITED INVESTOR" as that term is defined in Rule 501 (a) of Regulation D under the Act and as described on Appendix 1 attached hereto. The Subscriber further represents and warrants that any information furnished by the Subscriber to the Company is accurate and complete in all material respects.

           m. The Subscriber understands that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities law and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth in this Agreement in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Shares.

           n. The Subscriber understands that there is no public trading market for the Shares and none can be expected to develop, and that the securities must be held indefinitely unless registered under the Act or an exemption from registration is available. The Subscriber has been advised or is aware of the provisions of Rule 144 promulgated under the Act.

           o. The Subscriber hereby agrees to provide such information and to execute and deliver such documents, as the Company may deem reasonably appropriate with regard to the Subscriber's suitability or otherwise in connection with this Agreement.

           p. The execution,  delivery and  performance of this Agreement by the
Subscriber: (i) will not constitute a default under or conflict with any agreement or instrument to which the Subscriber is a party or by which it or its assets are bound, (ii) will not conflict with or violate any order, judgment, decree, statute, ordinance or regulation applicable to the Subscriber (including, without limitation, any applicable laws relating to permissible legal investments) and (iii) does not require the consent of any person or entity, other than those that will have been obtained prior to the Closing Date.

           q. This Agreement has been duly authorized, executed and delivered by the Subscriber and constitutes the valid and binding agreement of the Subscriber enforceable against it in accordance with its terms.

           r. The Subscriber has not retained, or otherwise entered into any agreement or understanding with, any broker or finder in connection with the purchase of the Shares by the Subscriber, and the Company will not incur any liability for any fee, commission or other compensation on account of any such retention, agreement or understanding by the Subscriber.

           s. The Subscriber understands, acknowledges and agrees that in making an investment decision, the Subscriber has relied solely on the Subscriber's own examination of the



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Company,  including  the merits  and risks  involved.  The Shares  have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Agreement.

           t. The Subscriber, if executing this Agreement in a representative or fiduciary capacity, has all requisite power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or other entity for whom the Subscriber is executing this Agreement, and such individual, ward, partnership, trust, estate, corporation, or other entity has all requisite power and authority to enter into this Agreement and make an investment in the Shares.

           u. The representations, warranties, and agreements of the Subscriber contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Shares.

           v. For as long as is required by applicable laws, the certificates representing the Shares shall bear a legend in substantially the following form, together with any legend required by applicable state laws, and the Subscriber shall not transfer any or all of the Shares or any interests therein, except in accordance with the terms of such legends:


           "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "ACT") or applicable state securities laws, and may be offered, sold or otherwise transferred only if so registered under the Act and applicable state securities laws or if the holder has delivered to the Company an opinion of counsel, which counsel and opinion shall be reasonably satisfactory to the Company, that an exemption from such registration is available."

           5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Subscriber as follows:

           a. The Company has been duly organized, is validly existing as a corporation and is in good standing under the laws of the State of California. The Company is duly qualified and in good standing in each jurisdiction in which the character or location of its properties or the nature or conduct of its business makes such qualification necessary, except where the failure to be so qualified or in good standing would not, in the aggregate, have a material adverse effect on the financial condition of the Company. The Company has all requisite power and authority, and all material consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all applicable public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted.

           b. The Company has full corporate power and authority to enter into this Agreement and to issue and sell the Shares on the terms and conditions set forth herein. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby: (i) have been duly and validly authorized and approved by all necessary corporate action on the part of the Company; (ii) will not constitute a default under or conflict



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

with (A) the Company's charter or bylaws; or (B) any material agreement or other instrument to which the Company is a party or by which the Company is bound;
(iii) will not conflict with or violate any order, judgment, decree, statute, ordinance or regulation applicable to the Company; and (iv) does not require the consent of any person or entity, other than those that will have been obtained prior to the Closing Date.

           c. This Agreement has been duly authorized, and when executed and delivered by the Company, will constitute valid and binding obligations of the Company enforceable against it in accordance with their respective terms.

           d. The representations, warranties and agreements of the Company contained herein shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date and shall survive the execution and delivery of this Agreement and the sale of the Shares.

           6. TERMINATION. This Agreement may be terminated by the Company or the Subscriber, after 5 days' prior written notice to the other party, if the Closing has not occurred by the Termination Date, provided that the failure to so close was not the result of actions of the party seeking termination. In the event of termination of this Agreement, the Purchase Price, together with any accrued interest thereon, if any, shall be returned to Subscriber within five
(5) business days after receipt of such written notice.

           7. NASAA UNIFORM LEGEND.

           IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFER-ABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

           8. MISCELLANEOUS.

           a. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of law.

           b. In the event any provision of this Agreement is invalid or unenforceable under any applicable law, statute, rule or regulation, then such provision shall be deemed inoperative to the extent it may conflict therewith and shall be deemed modified to conform with such law,



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

statute, rule or regulation. Any provision hereof which may prove invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

           c. Each party shall indemnify each other party against any loss, expense or damages (including reasonable attorney's fees but excluding consequential damages) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement.

           d. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one instrument.

           e. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Only a writing executed by the Company and the Subscriber may amend any provision of this Agreement.

           f. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to Sonoma College, Inc., 1304 South Point Blvd., Suite 280, Petaluma, CA 94954, Attention: Charles Newman, Chief Executive Officer, and to the Subscriber at the address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.





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

           IN WITNESS WHEREOF, Subscriber and the Company have executed and dated this Subscription Agreement as of the dates below.


              ENTITY SUBSCRIPTION                        INDIVIDUAL SUBSCRIPTION


Name of Entity:WISSE ENTERPRISES LLC         -----------------------------------
                                             Signature of Subscriber

By:/S/
   -----------------------------------       -----------------------------------
                                             Signature of Co-Subscriber (if any)

Name of Signatory:                           Name(s) of Individual: Andrew Cohen
                  --------------------

Taxpayer Identification No.:                 Social Security No(s):
                            ----------                             -------------

Address:                                     Address:
        ------------------------------               ---------------------------
        ------------------------------               ---------------------------




                    NUMBER OF SHARES SUBSCRIBED FOR: 375,000






                                                        SUBSCRIPTION ACCEPTED:

                                                        SONOMA COLLEGE, INC.


                                                        BY:/S/
                                                           ---------------------
                                                        NAME:  CHARLES NEWMAN
                                                        TITLE: CEO
                                                        DATE:  JULY 13, 2005



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                                   APPENDIX I

           Pursuant to Rule 501 of Regulation D promulgated under the Securities Act, an "accredited investor" means:

           (a) A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the
                      Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act, any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
                      (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decision made solely by persons that are accredited investors;

           (b)        Any  private  business  development  company as defined in
                      Section  202  (a)(22) of the  Investment  Advisers  Act of
                      1940;

           (c) Any organization described in Section 501(c)(3) of the Internal Revenue Code (the "CODE"), corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

           (d)        Any director or executive officer of the Company;

           (e) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase exceeds $1,000,000;

           (f) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year;

           (g) Any trust, with assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person having such



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

                      knowledge and experience in financial and business matters so such person is capable of evaluating the merits and risks of the investment to be made; or

           (h)        Any  entity  in  which  all  of  the  equity   owners  are
                      accredited investors.

           In addition, a participant in a defined contribution or profit sharing plan qualified under Section 401 of the Code may be deemed the purchaser of the Securities for the purpose of determining whether the plan is an Accredited Investor if the following conditions are satisfied: (x) the plan trust must provide for segregated accounts for each plan participant, (y) the plan document must provide the participant with the power to direct the trustee to make each particular investment to the extent of the participant's voluntary contributions plus that portion of employer contributions that have vested to the participant's benefit, and (z) the investment in the Securities must have been made pursuant to an exercise by the participant of the power to direct the investment of his or her account in the plan trust.



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